UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2020

FTS International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38382	30-0780081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 2900

Fort Worth, Texas 76102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 862-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FTSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 19, 2020, FTS International, Inc. (the “Company”) announced that it has received approval to list its common stock, par value $0.01 per share (the “Common Stock”), on NYSE American, and provided written notice to the New York Stock Exchange (the “NYSE”) of its intention to list its Common Stock on NYSE American and to simultaneously delist such securities from the NYSE. The Company anticipates that its Common Stock will begin trading on NYSE American at the commencement of trading on May 22, 2020 under its current stock symbol “FTSI.” The Company’s Common Stock will continue to trade on the NYSE until the close of trading on May 21, 2020.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release dated May 19, 2020

Forward-Looking and Cautionary Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements related to the Company’s intentions to transfer its Common Stock to the NYSE American, the date it expects to begin trading on NYSE American, the date it expects to cease trading on NYSE, and other statements identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “potential,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” and similar references to future periods.

Forward-looking statements are based on the Company’s current expectations and assumptions regarding capital market conditions, the Company’s business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, the Company’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the ultimate geographic spread, duration and severity of the coronavirus (COVID-19) outbreak, and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain the outbreak or treat its impact; the projected operations of the Company; results of litigation, arbitration, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending and in oil and natural gas prices, which could adversely affect demand for the Company’s services and capital expenditures; global economic conditions; excess availability of pressure pumping equipment; liabilities from operations; weather; decline in, and ability to realize, backlog; potential delay in future equipment specialization and new technologies, including electric fleets; shortages, delays in delivery and interruptions of supply of equipment and materials; ability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and in integrating acquisitions; product liability; political, economic and social instability risk; ability to effectively identify and enter new markets; cybersecurity risk; dependence on our subsidiaries to meet our long-term debt obligations; variable rate indebtedness risk; and anti-takeover measures in our charter documents and other risks and uncertainties.

Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, except as required by law.

When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the Company’s filings with the SEC, including the most recently filed Forms 10-Q and 10-K. The Company’s filings may be reviewed on its website at FTSI.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTS INTERNATIONAL, INC.

	By:	/s/ Jennifer Keefe
Name: Jennifer Keefe
Title: Senior Vice President, General Counsel,
Chief Compliance Officer and Secretary

Date: May 20, 2020